UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019

STEVEN MADDEN, LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23702	13-3588231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52-16 Barnett Avenue, Long Island City, New York 11104

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 446-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SHOO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 24, 2019, Steven Madden, Ltd. (the “Company”) filed a Certificate of Amendment of the Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware. The Certificate of Amendment, which became effective immediately upon its filing, increased the total number of shares of common stock, $0.0001 par value, that the Company is authorized to issue by 110,000,000 shares from 135,000,000 shares to 245,000,000 shares. The Board of Directors of the Company adopted a resolution approving the Certificate of Amendment in February 2019. As discussed under Item 5.07 of this Current Report on Form 8-K, the adoption of the Certificate of Amendment was subsequently approved by the stockholders of the Company at the Company’s Annual Meeting of Stockholders held on May 24, 2019. The full text of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on May 24, 2019. At the Annual Meeting, the stockholders of the Company voted on the following proposals:

Proposal Number 1. To elect the nine nominees named in the Company’s proxy statement for the Annual Meeting (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 8, 2019, to the Board of Directors of the Company to serve as directors until the next Annual Meeting of the Company’s stockholders and until their successors are duly elected and qualified. Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Edward R. Rosenfeld	75,509,888	3,395,076	3,256,937
Mitchell S. Klipper	78,816,085	88,879	3,256,937
Rose Peabody Lynch	78,814,078	90,886	3,256,937
Peter Migliorini	70,991,393	7,913,571	3,256,937
Richard P. Randall	76,701,049	2,203,915	3,256,937
Ravi Sachdev	77,857,960	1,047,004	3,256,937
Thomas H. Schwartz	72,608,161	6,296,803	3,256,937
Robert Smith	78,796,433	108,531	3,256,937
Amelia Newton Varela	77,648,906	1,256,058	3,256,937

          Proposal Number 2. To approve an amendment of the Company’s Certificate of Incorporation to increase the total number of authorized shares of the Company’s common stock, $0.0001 par value, from 135,000,000 shares to 245,000,000 shares. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,395,376	3,500,170	9,418	3,256,937

          Proposal Number 3. To approve the Steven Madden, Ltd. 2019 Incentive Compensation Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,679,847	7,206,312	18,805	3,256,937

          Proposal Number 4. To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
80,356,304	1,741,143	64,454	0

          Proposal Number 5. To approve, on a non-binding advisory basis, the compensation of certain executive officers of the Company as disclosed in the Proxy Statement. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
76,187,879	2,701,391	15,694	3,256,937

          Proposal Number 6. To consider and vote upon a stockholder proposal requesting that the Company prepare a human rights risk assessment report and make it available on our website no later than December 31, 2019:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,161,844	49,373,644	4,369,476	3,256,937

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Steven Madden, Ltd. dated May 24, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2019

STEVEN MADDEN, LTD.

By:	/s/ Edward R. Rosenfeld
Edward R. Rosenfeld
Chief Executive Officer